Tax Receivable Agreement	12 Months Ended
Dec. 31, 2019
Tax Receivable Agreement
Tax Receivable Agreement

Note 20: Tax Receivable Agreement

At the completion of the 2019 Transaction, we recorded an initial liability of $264,600 payable to the pre-business combination equity holders under the TRA, representing approximately 85% of the calculated tax savings based on the portion of the Covered Tax Assets we anticipate being able to utilize in future years. Based on current projections of taxable income, and before deduction of any specially allocated depreciation and amortization, we anticipated having enough taxable income to utilize a significant portion of these specially allocated deductions related to the original Covered Tax Assets (as defined in the TRA). Total payments related to the TRA could be up to a maximum of $507,326 if all Covered Tax Assets are utilized. TRA payments were expected to commence in 2021 (with respect to taxable periods ending in 2019) and would have been subject to deferral, at the Company’s election, for payment amounts in excess of $30,000 for payments to be made in 2021 and 2022, but would not be subject to deferral thereafter.

The projection of future taxable income involves significant judgment. Actual taxable income may differ from our estimates, which could significantly impact the liability under the TRA. We have determined it is more-likely-than-not we will be unable to utilize all of our deferred tax assets (“DTAs”) subject to the TRA; therefore, we have not recorded a liability under the TRA related to the tax savings we may realize from the utilization of NOL carryforwards and the amortization related to basis adjustments created by the Transaction. If utilization of these DTAs becomes more-likely-than-not in the future, at such time, we will record liabilities under the TRA of up to an additional $134,377 as a result of basis adjustments under the Internal Revenue Code and up to an additional $108,350 related to the utilization of NOL and credit carryforwards, which will be recorded through charges to our statements of operations. However, if the tax attributes are not utilized in future years, it is possible no amounts would be paid under the TRA. In this scenario, the reduction of the liability under the TRA would result in a benefit to our statements of operations.

On August 21, 2019, the Company entered into a Buyout Agreement among the Company and Onex Partners IV LP (“TRA Buyout Agreement”), pursuant to which all future payment obligations of the Company under the Tax Receivable Agreement would terminate in exchange for a payment of $200,000 (the “TRA Termination Payment”), which the Company paid on November 7, 2019 with a portion of the net proceeds from the Refinancing 2019 Transaction. As a result of the payment, a gain was recorded to shareholders equity of $64,600. As of December 31, 2019, our liability under the TRA was $0.